Virtus Core Bond Fund,

a series of Virtus Opportunities Trust

Supplement dated March 30, 2009 to the

Fixed Income Funds Prospectus dated January 31, 2009

and to the Statement of Additional Information

dated March 2, 2009, as supplemented

IMPORTANT NOTICE TO INVESTORS OF VIRTUS CORE BOND FUND

The Board of Trustees of the Virtus Opportunities Trust (the “Board”), on behalf of the Virtus Core Bond Fund, has unanimously approved the merger of the Virtus Core Bond Fund with and into the Virtus Bond Fund, also a series of the Virtus Opportunities Trust. The merger will be conducted without a shareholder vote pursuant to the funds’ Declaration of Trust and rules adopted by the Securities and Exchange Commission.

Merging Fund	Surviving Fund
Virtus Core Bond Fund	Virtus Bond Fund

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”) approved by the Board, the Virtus Core Bond Fund will transfer all or substantially all of its assets to the Virtus Bond Fund in exchange for shares of the Virtus Bond Fund and the assumption by the Virtus Bond Fund of all liabilities of the Virtus Core Bond Fund. Following the exchange, the Virtus Core Bond Fund will distribute the shares of the Virtus Bond Fund to its shareholders pro rata, in liquidation of the Virtus Core Bond Fund.

The merger will be effective on or about May 29, 2009.

Effective at 4:00 PM on May 29, 2009, the Virtus Core Bond Fund will be closed to new investors and additional investor deposits.

Additional information about the merger, as well as information about the Virtus Bond Fund, will be distributed to shareholders of the Virtus Core Bond Fund upon completion of the merger.

Investors should retain this supplement with the Prospectus and Statement of

Additional Information for future reference.

VOT 8020/CBF Merger (3/09)